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                                                                   Exhibit 10.6


                                 MARKETING AGREEMENT

between

Marine Shuttle Operation AS
c/o Rogaland Consultants AS
Luramyrveien 23
N-4301 Sandnes
Norway
                                            - hereinafter referred to as "MSO" -


and

Thyssen Stahlunion GmbH
Hans-Gunther-Sohl-Str. 1
40235 Dusseldorf
Germany

                                            - hereinafter referred to as "TSU" -

Whereas MSO intends to build and operate marine vessels specially designed for the installation, transport and decommissioning of Offshore platforms (hereinafter referred to as "Offshore Shuttle" or "Product"),

Whereas MSO is about to enter into a Head License Agreement with Offshore Shuttle AS providing for the exclusive license to build and operate five Offshore Shuttles,

Whereas TSU and its affiliates are worldwide engaged in the Offshore Business, and


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whereas TSU intends to market and promote the Product on a worldwide basis,

the parties hereby agree as follows:


                                I. OBLIGATIONS OF TSU

1. To the best of their knowledge TSU shall market and promote the Product on behalf of and in cooperation with MSO. Both, TSU and MSO intend that third parties sign up to

     -    lease the Offshore Shuttle;

     - install, decommission or transport platforms and other structures by using the Offshore Shuttle; and

     - provide other services by the using of or in connection with the Offshore Shuttle.

2. For its marketing and promotion activities TSU shall receive a commission based upon a rate to be agreed upon case by case.

3.   TSU shall not market or promote competitive products or services.

4. All marketing and promotion activities shall be conducted in accordance with a marketing and promotion plan to be agreed upon by the parties. The parties shall keep each other informed about their respective activities.


                                  II. RIGHTS OF TSU

1. TSU shall have a right of first refusal to lease the Offshore Shuttle if TSU is engaged in any project of installation, decommission or transport of Offshore platforms.

2. TSU shall act as procurement service center for steel and equipment for the construction of the Offshore Shuttle. TSU shall receive a commission to be agreed upon case by case.

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                          III. OBLIGATIONS AND RIGHTS OF MSO

1. MSO shall provide appropriate technical support for TSU's marketing and promotion activities.

2. MSO may market and promote the Product also by itself and through third parties.


                               IV. TERM AND TERMINATION

This Agreement shall be in effect for a period of five years. Thereafter this Agreement shall renew for successive periods of one year unless terminated by either party upon six months prior written notice.


                                  V. MISCELLANEOUS.

1. The parties may not assign any rights or delegate any duties they have assumed hereunder without the prior written consent of the other party. This Agreement is personal to the parties.

2. This Agreement will be governed by and construed in accordance with the internal laws of Germany. The parties agree that any appropriate court located in Dusseldorf will have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and will be a proper forum in which to adjudicate such case or controversy. The parties expressly consent to personal jurisdiction and venue in such courts.

3. This Agreement embodies the entire agreement of the parties hereto relating to the subject matter hereof and supersedes all oral agreements, and to the extent inconsistent with the terms hereof, all other written agreements. The Marketing Agreement between TSU and Offshore Shuttle AS dated ______________ is expressly superseded and terminated by this Agreement. This Agreement may not be modified, amended, supplemented or terminated except by a written instrument executed by all parties hereto.

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4.   Each of the covenants and agreements herein above contained will be deemed separate, severable and independent covenants, and in the event that any covenant will be declared invalid by any court of competent jurisdiction, such invalidity will not in any manner affect or impair the validity or enforceability of any other part or provision of such covenant or of any other covenant contained herein.

5. Captions and section headings used herein are for convenience only and are not a part of this Agreement and will not be used in construing it.

6. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

     EXECUTED AS OF _______________.


TSU


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By:
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Title:
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MSO


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By:
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Title:
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